Exhibit 10.11.2

                     FIRST AMENDMENT TO THE
                   UNION CARBIDE CORPORATION
              BENEFITS PROTECTION TRUST AGREEMENT


     The Union Carbide Corporation Benefits Protection Trust (Amended and Restated Effective August 29, 1997) (the "Trust") between Union Carbide Corporation and State Street Bank and Trust Company, as Trustee, is hereby amended as follows:
     1. Paragraphs (a)(14) and (a)(15) of Article SECOND are hereby renumbered to be paragraphs (a)(15) and (a)(16) of Article SECOND.
     2.     A new paragraph (a)(14) of Article SECOND is created
to read as follows:
          "(14)  such cash or other property acceptable
to the Trustee as shall be paid or delivered
to the Trustee from time to time as
contributions under the 1997 Union Carbide
Corporation EPS Incentive Plan, together with
the earnings, income, additions and
appreciation thereon and thereto (all of
which is hereinafter called the "EPS Plan
Account");"
     3. Paragraph (c) of Article SECOND is amended by inserting the words, "EPS Plan Account" after "Retiree Medical
Program Account" and before "and such other Account(s)...."
     4.     Paragraphs (d)(13) (which should have been numbered
(d)(14) in the original Trust), (d)(14) and (d)(15) of Article SECOND are hereby renumbered to be paragraphs (d)(15), (d)(16) and (d)(17) of Article SECOND.
     5.     A new paragraph (d)(14) of Article SECOND is created
to read as follows:
          "The assets of the EPS Plan Account shall be
used to discharge the obligation of the 1997
Union Carbide Corporation EPS Incentive
Plan."
     6. Paragraph 15(d) of Article FIFTEENTH is amended by inserting the words, "1997 Union Carbide Corporation EPS Incentive Plan" after "Retiree Medical Program" and before "the
Key International Management Plan...."
     7. Schedule 1 to the Trust is hereby amended by inserting the following at the end thereof:
           "14.  1997 Union Carbide Corporation EPS
Incentive Plan (hereinafter, together with all amendments thereto from time to time in effect, referred to as the "EPS Plan')."
     8. Schedule 2 to the Trust is hereby amended by inserting the following at the end thereof:
          "14.  The EPS Plan."
     9. The provisions of this First Amendment shall be effective as of November 1, 1997


                          UNION CARBIDE CORPORATION


                          By: /s/ M.A. Kessinger
                          Title: Vice President, Human Resources
                          Date: December 31, 1997
                          STATE STREET BANK AND TRUST
                          COMPANY, AS TRUSTEE


                          By:    /s/ K. Driscoll
                          Title: Vice President
                          Date:  February 2, 1998